Offerings - Offering: 1	Nov. 24, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 62,969,776.95
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,696.13
Offering Note	The transaction value is calculated as the aggregate maximum purchase price for Class I shares of beneficial interest (the "Class I Shares"), Class S shares of beneficial interest (the "Class S Shares"), Class D shares of beneficial interest (the "Class D Shares" and together with the Class I Shares and Class S Shares, the "Shares") of Nuveen Churchill Private Capital Income Fund (the "Fund"), based upon the net asset value per Class I Share, Class S Share, and Class D Share as of September 30, 2025 of $24.45, $24.38, and $24.45, respectively. This amount is based upon the offer to purchase up to 2,575,451 Shares. Fee Rate calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended.